Exhibit 99.1

ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2024-2, and Wells Fargo Securities, LLC:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) vehicle loans as of April 30, 2024 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2024-2’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the automobile receivables and our findings are as follows.
1.On May 7, 2024, the Company provided an electronic file (the “Data File”) with information for certain vehicle loans included in the Securitization Transaction, which the Company represented was as of the close of business on April 30, 2024.
2.Grant Thornton selected one hundred vehicle loans on a random basis from the Data File. The sample of loans is listed in Exhibit A. For each of the selected loans we compared the following information, designated by Wells Fargo, to the related retail installment contract provided by the Company, and in instances where consumers changed their address subsequent to the origination of their loan, we compared the state to other Company records.

a.Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compared the Vehicle Identification Number (“VIN”) on the contract to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
May 31, 2024

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXXX3682	35	XXXXX7405	69	XXXXX8043
2	XXXXX7367	36	XXXXX1321	70	XXXXX3510
3	XXXXX2686	37	XXXXX2954	71	XXXXX6766
4	XXXXX7854	38	XXXXX4661	72	XXXXX7123
5	XXXXX4808	39	XXXXX3145	73	XXXXX8718
6	XXXXX1913	40	XXXXX1045	74	XXXXX3737
7	XXXXX5624	41	XXXXX3570	75	XXXXX8117
8	XXXXX6574	42	XXXXX0825	76	XXXXX0859
9	XXXXX8712	43	XXXXX7312	77	XXXXX7916
10	XXXXX1439	44	XXXXX8272	78	XXXXX7385
11	XXXXX8834	45	XXXXX8622	79	XXXXX4463
12	XXXXX9811	46	XXXXX2251	80	XXXXX0614
13	XXXXX6694	47	XXXXX5076	81	XXXXX6726
14	XXXXX8019	48	XXXXX1385	82	XXXXX5586
15	XXXXX1601	49	XXXXX5832	83	XXXXX8936
16	XXXXX0837	50	XXXXX6963	84	XXXXX4674
17	XXXXX7846	51	XXXXX7720	85	XXXXX9367
18	XXXXX1570	52	XXXXX7473	86	XXXXX5089
19	XXXXX4726	53	XXXXX7067	87	XXXXX4413
20	XXXXX2817	54	XXXXX0110	88	XXXXX7662
21	XXXXX9653	55	XXXXX2469	89	XXXXX9982
22	XXXXX4681	56	XXXXX9409	90	XXXXX6546
23	XXXXX3763	57	XXXXX6616	91	XXXXX6537
24	XXXXX1288	58	XXXXX9413	92	XXXXX8526
25	XXXXX4074	59	XXXXX6128	93	XXXXX3446
26	XXXXX5638	60	XXXXX1655	94	XXXXX1014
27	XXXXX7212	61	XXXXX8234	95	XXXXX1050
28	XXXXX1498	62	XXXXX5808	96	XXXXX7234
29	XXXXX9624	63	XXXXX9788	97	XXXXX5503
30	XXXXX2978	64	XXXXX6067	98	XXXXX6489
31	XXXXX8809	65	XXXXX4168	99	XXXXX3667
32	XXXXX1124	66	XXXXX9325	100	XXXXX3314
33	XXXXX9070	67	XXXXX5380
34	XXXXX9539	68	XXXXX9365